UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

535 Fifth Avenue, 4th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2026, the Board of Directors (the “Board”) of Siebert Financial Corp. (the “Company”) appointed Richard S. Gebbia and David J. Gebbia as Co-Chief Executive Officers (“Co-CEO”) of the Company effective November 4, 2026. John J. Gebbia will continue to serve as the Company’s Chief Executive Officer (“CEO”) until November 4, 2026, on which date he will step away from the CEO position and continue to serve as the Chairman on the Company’s Board.

Richard S. Gebbia, age 59, has more than 30 years of experience in the securities and brokerage industry. Since entering the industry in 1993, Mr. Richard S. Gebbia has held various leadership and executive positions. From 2007 to 2020, he served in multiple capacities including as Chief Executive Officer and a member of its Board of Directors with StockCross Financial Services, Inc. (“StockCross”), until StockCross was merged with and into Muriel Siebert & Co., LLC, a wholly owned subsidiary of the Company.

David J. Gebbia, age 59, has more than 30 years of experience in the securities and brokerage industry. Since entering the industry in 1993, Mr. David J. Gebbia has held a variety of leadership and management positions. He currently serves as President of the Company’s insurance subsidiary, Park Wilshire Companies, Inc. and its entertainment and sports subsidiary, Gebbia Holdings, LLC.

Richard S. Gebbia and David J. Gebbia are the sons of John J. Gebbia, the Company’s current CEO and Chairman of the Board of Directors. There are no arrangements or understandings between Mr. Richard S. Gebbia or Mr. David J. Gebbia and any other person pursuant to which either of them was selected to serve as an executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 4, 2026	SIEBERT FINANCIAL CORP.

	By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Director (Principal financial and accounting officer)

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